UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2011
IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (218) 628-2217
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On April 28, 2011, IKONICS Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders. At the 2011 Annual Meeting, each of the Company’s seven directors was re-elected to serve as a director until the next annual meeting of shareholders or until his or her successor is duly elected and qualified. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles H. Andresen	1,131,654	14,533	691,771
Lockwood Carlson	1,141,287	4,900	691,771
Rondi C. Erickson	1,141,287	4,900	691,771
David O. Harris	1,131,654	14,533	691,771
H. Leigh Severance	1,141,287	4,900	691,771
Gerald W. Simonson	1,131,654	14,533	691,771
William C. Ulland	1,141,145	5,042	691,771
.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION
Date: May 2, 2011	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance